                                 PROMISSORY NOTE
                             (Revolving Credit Loan)

$[_________________]                                           April [__], 1999
                                                             New York, New York

            FOR VALUE RECEIVED, CHART INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to _____________(the "Lender"), at such of the offices of The Chase Manhattan Bank as shall be notified to the Borrower from time to time, the principal sum of ______________(or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Revolving Credit Loans made by the Lender.

            This Note is one of the notes referred to in the Credit Agreement dated as of April [__], 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto, and The Chase Manhattan Bank, as Administrative Agent and evidences Revolving Credit Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

            Except as permitted by Section 10.04 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.


                           Revolving Credit Loan Note

            This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                    CHART INDUSTRIES, INC.


                                    By_________________________
                                      Title:


                           Revolving Credit Loan Note

                       SCHEDULE OF REVOLVING CREDIT LOANS

            This Note evidences the Revolving Credit Loans made, continued or converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, continuations, conversions and prepayments of principal set forth below:

                                                  Amount
  Date      Prin-                                  Paid,
  Made,     cipal                    Duration    Prepaid,     Unpaid
Continued  Amount   Type                of       Continued     Prin-
   or        of      of   Interest   Interest       or         cipal    Notation
Converted   Loan    Loan    Rate      Period     Converted    Amount     Made by
---------   ----    ----    ----      ------     ---------    ------     -------


                           Revolving Credit Loan Note

                                 PROMISSORY NOTE
                                  (A Term Loan)

$[___________________]                                         April [__], 1999
                                                             New York, New York

            FOR VALUE RECEIVED, CHART INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to ___________ (the "Lender"), at such of the offices of The Chase Manhattan Bank as shall be notified to the Borrower from time to time, the principal sum of ____________________, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each A Term Loan evidenced hereby, at such office, in like money and funds, for the period commencing on the date of such A Term Loan until such A Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each A Term Loan made by the Lender to the Borrower and evidenced hereby, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of such A Term Loans.

            This Note is one of the notes referred to in the Credit Agreement dated as of April [__], 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto, and The Chase Manhattan Bank, as Administrative Agent and evidences A Term Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Term Loan A upon the terms and conditions specified therein.

            Except as permitted by Section 10.04 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.


                                A Term Loan Note

            This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                    CHART INDUSTRIES, INC.


                                    By_________________________
                                      Title:


                                A Term Loan Note

                            SCHEDULE OF A TERM LOANS

            This Note evidences A Term Loans made, continued or converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, continuations, conversions and prepayments of principal set forth below:

                                                  Amount
  Date      Prin-                                  Paid,
  Made,     cipal                    Duration    Prepaid,     Unpaid
Continued  Amount   Type                of       Continued     Prin-
   or        of      of   Interest   Interest       or         cipal    Notation
Converted   Loan    Loan    Rate      Period     Converted    Amount     Made by
---------   ----    ----    ----      ------     ---------    ------     -------


                                A Term Loan Note

                                 PROMISSORY NOTE
                                  (B Term Loan)

$[___________________]                                         April [__], 1999
                                                             New York, New York

            FOR VALUE RECEIVED, CHART INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to ___________ (the "Lender"), at such of the offices of The Chase Manhattan Bank as shall be notified to the Borrower from time to time, the principal sum of ____________________, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each B Term Loan evidenced hereby, at such office, in like money and funds, for the period commencing on the date of such B Term Loan until such B Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each B Term Loan made by the Lender to the Borrower and evidenced hereby, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of such B Term Loans.

            This Note is one of the notes referred to in the Credit Agreement dated as of April [__], 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto, and The Chase Manhattan Bank, as Administrative Agent and evidences B Term Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Term Loan B upon the terms and conditions specified therein.

            Except as permitted by Section 10.04 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.


                                B Term Loan Note

            This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                    CHART INDUSTRIES, INC.


                                    By_________________________
                                      Title:


                                B Term Loan Note

                            SCHEDULE OF B TERM LOANS

            This Note evidences B Term Loans made, continued or converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, continuations, conversions and prepayments of principal set forth below:

                                                  Amount
  Date      Prin-                                  Paid,
  Made,     cipal                     Duration   Prepaid,     Unpaid
Continued  Amount   Type                 of      Continued     Prin-
   or        of      of   Interest    Interest      or         cipal    Notation
Converted   Loan    Loan    Rate       Period    Converted    Amount     Made by
---------   ----    ----    ----       ------    ---------    ------     -------


                                B Term Loan Note